Listing Report:Supplement No. 97 dated Nov 10, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 423686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.09%	Starting borrower rate/APR:	18.09% / 20.30%	Starting monthly payment:	$434.37

Auction yield range:	6.29% - 17.09%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1996	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,959	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Gruver	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Consolidate medical bills
Hi, I am looking to consolidate several medical bills from the birth of my child.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$609.73

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1974	Debt/Income ratio:	33%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,835	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wheel590	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?consolidate debt and give me more financial freedom.

My financial situation:
I am a good candidate for this loan because?I'AM A VERY RESPONDSIBLE PERSON WHEN PAYING MY BILLS AND VERY LOYAL TO MY EMPLOYER.? I'AM A COLLEGE GRADUATE AND HAVE BEEN WORKING IN THE ACCOUNTING PROFESSION FOR 40 YEARS WITH HAVING ONLY 5 EMPLOYERS DURING THAT TIME. I PLAN ON WORKING FOR ANOTHER FIVE TO SEVEN YEARS.? MY EMPLOYER IS A VERY STABLE AND FINANCIALLY SOUND ORGANIZATION IN THE COMMUNITY.? I'AM IN VERY GOOD HEALTH WITH EXCELLENT HEALTH INSURANCE COVERAGE SO I DON'T HAVE FINANCIAL ISSUES WITH HEALTH INSURANCE.? IF LIFE AND DISABILITY INSURANCE IS OFFERED AS PART OF THE LOAN, I WILL BE MORE THAN HAPPY TO PAY WHATEVER PREMIUMS ARE REQUIRED.? I'AM MARRIED WITH 2 GROWN CHILDREN-ACCOUNTANT AND SCHOOL TEACHER.? MY WIFE WORKS AS AN AIDE TO AN AUTISTIC CHILD IN THE? SCHOOL SYSTEM.? I CAN PROVIDE WHAT OTHER INFORMATION IS REQUIRED. THANK YOU FOR YOUR TIME AND CONSIDERATION.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$222.87

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,301	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-beast8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom Remodel
Purpose of loan:
This loan will be used to turn my lower level half bath into a full bath with new fixtures, tile and just an update that is greatly needed.

My financial situation:
I am a good candidate for this loan because I believe in paying all my debts on time. I have the means available to pay back this loan.

The one derogatory on my account is a bankruptcy.? I had an accident with no medical insurance and was off work for some time recovering from surgery. The time off and the medical bills resulted in my need to file bankruptcy.? This was an unfortunate situation I've vowed never to put myself in again. I have had medical insurance since the accident. I've always believed in paying my bills on time.? Thank you for your consideration.

Monthly Net Income : $3250

Monthly Expenses: $2680
Housing/ Mortgage payment???? $960
Insurance??????????????????????????????? $140
Car???????????????????????????????????????? $355
Utilities?????????????????????????????????? $325
Phone/Cable/Internet?????????????? $185
Food/Entertainment???????????????? $300
Clothing/Household????????????????? $100
Credit Cards/Other Loans???????? $315
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$253.07

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	39%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$47,048	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-web8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair the roof
Purpose of loan:
This loan will be used to?
Repair damages to my roof due to age and weather
My financial situation:
I am a good candidate for this loan because?
I have an excellent credit and I have never been late on any of my payments
Monthly net income: $
$4980
Monthly expenses: $
??Housing: $ 900
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $?180
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	27%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	13y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,950	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	lancer1234	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 85% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 15% )	620-639 (Sep-2009) 620-639 (Aug-2009) 640-659 (Aug-2008)
Principal balance:	$1,445.53	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Helping children with college
Purpose of loan:
This loan will be used to?? I currently have two daughters in college. Money needed to help with costs that grants? do not cover.

My financial situation:
I am a good candidate for this loan because??? 6 years ago, had a major medical crisis.? I was out of work for approx.10 months. I had to file bankruptcy.? Now that?I am back on my feet, I have obtained credit, but it is usually at a higher interest rate.? I am hoping to obtain a loan at a decent rate.? I have two daughters in college and just recently, it has become very difficult to get a student loan to help with the cost.

Monthly net income: $ 3510

Monthly expenses: $
??Housing: $ 950
??Insurance: $?150??Car expenses: $ 350
??Utilities: $ 85
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 185
??Credit cards and other loans: $150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1999	Debt/Income ratio:	27%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,682	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	basis-alert	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to?

Paying off a couple of credit cards.

My financial situation:
I am a good candidate for this loan because?

In this economy I have a very secure job within healthcare as an Information Systems Analyst.? I also do not have a mortgage payment or pay rent.? Just a few small bills.? I just need a small loan to consolidate?a few items.?

Monthly net income: $

5500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 700
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$181.49

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1999	Debt/Income ratio:	33%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,714	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	worth-allocator	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downpayment for a house
Purpose of loan:
This loan will be used to?
PUT MONEY FOR DOWN PAYMENT FOR THE HOUSE
My financial situation:
I am a good candidate for this loan because?
I WILL PUT MONEY FOR A HOUSE
Monthly net income: $ 5000

Monthly expenses: $ 4000-4500
??Housing: $ 1300
??Insurance: $
??Car expenses: $ 800
??Utilities: $ 100
??Phone, cable, internet: $ 80
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,201	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vgees23	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off all my high interest credit cards.? I have finally decided to take the first step and get out of credit card debt.? I have never missed a payment or had a late payment on my credit cards.? But I have not had the resources to pay them down.? I have always lived within my means.? Most of my credit card balances accrued from paying past medical and auto bills.?

My financial situation:
I am a good candidate for this loan because I have always paid any loan I have ever taken.? I was recently married and am using this loan to pay off debts to start my marriage off on solid ground.

Monthly net income: $ 2200 ????

Monthly expenses: $ 1200
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$90.75

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1999	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$189	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	reflective-contract	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1 last Credit Card to pay off
Purpose of loan:
This loan will be used to pay off my last HIGH INTEREST credit card!

My financial situation:
I am a good candidate for this loan because I have always paid all of my bills and only fell into this credit card because I was briefly laid off for 4 months?then rehired by the same company where I?have been since 2003.? I have never been an abuser of credit cards, however being laid off and only being able to collect unemployment forced me to use my credit card to get by.? I would like to finally pay?off this credit card with this loan and never look back....I currently live with a roommate so all of the bills are shared.

Monthly net income: $ 3750.00

Monthly expenses: $
??Housing: $?700
??Insurance: $ 100
??Car expenses: $250
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 350 (this seems like nothing with the interest rate)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$503.69

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1977	Debt/Income ratio:	46%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,350	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	income-mermaid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
single credit card pay off
Purpose of loan:
This loan will be used to? pay off one credit card

My financial situation:
I am a good candidate for this loan because? I work hard at keeping my credit score in the high catagories because I pay on time.? I would like to clear this?debt due to the rising interest rate.? After this loan is completely paid off, it is my plan to work hard to put myself in a better financial catagory in order to be able to purchase a small home.? You will see on my credit report that I am in good standing, score wise,?with all 3 companies and I hope you will consider me a good candidate for this loan.

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-2002	Debt/Income ratio:	51%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	10y 11m
Amount delinquent:	$2,474	Revolving credit balance:	$5,382	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tranquil-market0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to?
Pay off most of debts, to include credit cards and a few personal loans.? We are currently up to date on all loans but we have so many little ones that we would like to consolidate them into one loan.
My financial situation:
I am a good candidate for this loan because?I believe that we are good people.? We just have so many little?loans that?it is hard to keep up with them ... we are current on all bills and?believe in paying our bills on time.? We are not ones to file bankruptcy to try and get someone else to pay for our mistakes.? We just need a little help?so?.?? We both have good paying jobs and have held?the?same jobs for quite a long time.?I am willing to pay a maximum of 25% interest to get the help we need.

Monthly net income: $ myself 4000.00.? My wife 4600.00

Monthly expenses: $
??Housing: $? 2.400.00
??Insurance: $ 136.00
??Car expenses: $?1,100.00
??Utilities: $ 400.00?
??Phone, cable, internet: $ 600.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$471.87

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1992	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,474	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	catapult622	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of credit cards
Purpose of loan:
This loan will be used to pay off my credit cards that i put my wife thru school for her masters.
My financial situation:
I am a good candidate for this loan because my financial situation is very good
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.32%	Starting borrower rate/APR:	15.32% / 17.49%	Starting monthly payment:	$268.13

Auction yield range:	11.29% - 14.32%	Estimated loss impact:	10.32%
Lender servicing fee:	1.00%	Estimated return:	4.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2006	Debt/Income ratio:	26%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$23	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-brigade400	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$1,423.61	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
pay off car and other debt
Purpose of loan:
This loan will be used to? pay off high interest car loan and other debt
My financial situation:
I am a good candidate for this loan because? I am employed full time, I do have the funds to pay it off monthy

Monthly net income: $ 1889.60
Monthly expenses: $
??Housing: $ 350
??Insurance: $ 93 health
??Car expenses: $ payment 270? insurance?129
??Utilities: $?80
??Phone, cable, internet: $ 125
??Food, entertainment: $3 50
??Clothing, household expenses $?100
??Credit cards and other loans: $ 50 credit card balance?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1990	Debt/Income ratio:	66%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	27 / 22	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	57	Length of status:	3y 4m
Amount delinquent:	$1,069	Revolving credit balance:	$26,466	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	self-reliant-worth0	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying land taxes in Maine
I appreciate being considered for a personal loan.? I am recently divorced and I have five children that I am supporting on my income.? The only asset I have is waterfront land in Maine and I must pay my taxes.? I am also trying to sell that land because I know that I cannot continue to pay these high taxes every year as a teacher.
It is appraised at a very high value and I am hopeful.? I can pay back this loan because I am working two jobs and
I am about to graduate from my graduate school program.? My monthly income, including the child support, is 5,000 net.
I am consolidating credit cards from my divorce, too.? My total monthly expenses outside of my mortgage (which is 1386.00)
amount to approx 2500.00.? I will break it down below.? My credit score is lowered because the debt consolidation company
?that I am using, did not send some payments on time for me and there have been multiple "hits" on my credit because I am searching for this loan source.
I appreciate being considered from you.

Purpose of loan:
This loan will be used to?pay my land taxes?

My financial situation:
I am a good candidate for this loan because? I have stable income and it should increase with my graduate degree.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1386.00
??Insurance: $ 100.00
??Car expenses: $ 151.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $ healthcare--75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	34%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 2m
Amount delinquent:	$15,914	Revolving credit balance:	$5,390	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Sep-2009) 640-659 (Aug-2009) 580-599 (Jul-2008) 580-599 (Jun-2008)
Principal balance:	$2,110.77	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
REFI PROVEN BORROWER
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

?? My?credit score?is 60 points higher than when I got my first Prosper Loan.??I am a good candidate for this loan because..I am a good honest person who?is DETERMINED TO BE DEBT FREE.????This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills. YOUR HELP WILL BE SINCERELY APPRECIATED.?
Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$393.09

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	22%
Credit score:	840-859 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$60	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peaceful-durability	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an engagement ring
Purpose of loan:
This loan will be used to purchase an engagement ring.

My financial situation:
I have good credit history and a good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$784.66

Auction yield range:	8.29% - 23.00%	Estimated loss impact:	9.04%
Lender servicing fee:	1.00%	Estimated return:	13.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,369	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-path	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Hotel Property
Purpose of loan:
This loan will be used
Me & my business group consisting of 7 other people are buying a 4 star hotel property. We?are purchasing the property?for cash without any bank loans and this is the reason we are getting a great deal. I would have provided you with the details of the property, earnings and purchase price?but due to the sensitive nature of the deal I don't want to jeapordize it. I have committed $300,000 for this deal, but I have $280,000 and I need $20,000.?My group has already made a down payment of $350,000 (my downpayment contribution is $50,000) on the hotel deal and the rest?will be paid of closing.

My financial situation:
I am a good candidate for this loan because I already?have a?retail business (gas station) which generates $8,000 per month and my wife also works earning $2,000 per month. I intend to repay this loan within 6 month. I have a great credit score, very little?revolving credit cards loan which I payoff each month. We have no kids and monthly expenses of $3,500 per month. I am very desciplined, driven, and educated (MBA in Finance & Information Systems).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	26.04%	Starting borrower rate/APR:	27.04% / 29.37%	Starting monthly payment:	$142.96

Auction yield range:	8.29% - 26.04%	Estimated loss impact:	8.62%
Lender servicing fee:	1.00%	Estimated return:	17.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1976	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	32y 8m
Amount delinquent:	$0	Revolving credit balance:	$40,018	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brilliant-p2p	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computer Software Needed for Degree
Purpose of loan:
Allow my wife to finish a degree in computer graphics and animation.? To do this she MUST change to a Mac computer and required software.? We have a state program that will pay all other costs, but this computer equipment is making it difficult to improve our lot.

My financial situation:
I am a good candidate for this loan because? I have a long term full time job as a Designing Engineer (over 33 years there!)? Income is as stated, but I also run a small business that I did not include in my stated income, it generates from 10 to 20 K per year and seems to be growing.? I have always been on time with my payments.? Home is fully paid off, as are the wife and my cars.? We live a quite simple life and can easily fit this payment in our budget,? The reason we are not paying CASH for the equipment is long term unemployment by my wife has reduced our savings drastically and we do not want to go below a safety net of two months pay (we are a tad below right now:(? This loan will change our lives, thanks for considering us.

Monthly net income: $ 4500 take home from both Engineering and small business, 3300 take home on w-2

Monthly expenses: $
??Housing: $ 500 (taxes and insurance) loan paid off
??Insurance: $ 95 (health through employer)
??Car expenses: $ 150 (fuel plus insurance)
??Utilities: $ 315
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 1450
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1982	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	45	Length of status:	30y 3m
Amount delinquent:	$380	Revolving credit balance:	$15,241	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	commerce-paradise	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operation for Scooby
Purpose of loan:
This loan will be used to pay for my dog's operation on his legs.

My financial situation:
I am a good candidate for this loan because I will pay it back

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 25
??Car expenses: $ 100
??Utilities: $ 25
??Phone, cable, internet: $ 45
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 500
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,100.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$411.65

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$44,477	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-fountain1	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off business credit card
This loan will be used to pay off a business credit card for my facilities management company. The company is grossing over $7,000 per-month now and growing, but we recently bought some floor scrubbers and other equipment that I would like to convert from credit card debt to a conventional loan. The loan will be paid with money from the business that is currently being paid to the credit card.

I have borrowed and repaid tens of thousands of dollars over the fifteen years of my adult life and have never been late on a payment let alone failed to repay a loan (this is with no external help). Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1992	Debt/Income ratio:	28%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	18y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,533	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	autonomous-loyalty	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payingbills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,740	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	entertaining-transaction	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money
Purpose of loan:
This loan will be used to? Keep bills and insurance up to date.

My financial situation:
I am a good candidate for this loan because??I have money owed to us for jobs all ready completed and make it a habit of paying my debts on time to keep our relations with our debtors and customers in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	11%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	16y 1m
Amount delinquent:	$3,529	Revolving credit balance:	$1,081	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TROYCHRISTOPHER	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,250.00	< mo. late:	0 ( 0% )	620-639 (Apr-2009) 580-599 (Nov-2007) 580-599 (Jun-2006)
Principal balance:	$556.32	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
A+ Prosper Credit /3rd Loan/ Look!
Purpose of loan:
This loan will be used?to help with a down payment on daughter braces, payoff my other prosper loan less the $600.00 owed and payoff my small credit card debt.?

My financial situation:
I am a good candidate for this loan because this will be my third prosper loan. I have never missed a payment and have a 100% on time rating. I also payed my first prosper loan off early.

I am a loving father and husband. My children are ages 6 and 10 and I have been married over 11 years to my wife. I am a responsable 36 year old. The delinquent amount is related to hospital bills for my son?that are in dispute from the insurance company.

Monthly net income: $ 4000 ?plus? bonuses.

My wife works as well and her income is not included here.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1992	Debt/Income ratio:	3%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	meadow1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help My Family and Me
Purpose of loan:
This loan will be used to?pay off some overdue bills?????????

My financial situation:
I am a good candidate for this loan because? I've been at my job for over 13yrs and am honest hard worker

Monthly net income: $ 4100.00

Monthly expenses: $
??Housing: $ 1777.81
??Insurance: $ 330.00????
??Car expenses: $ 0
??Utilities: $ 480.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 12.01%	Starting monthly payment:	$805.51

Auction yield range:	8.29% - 8.90%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,571	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellent-return0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down debt
Purpose of loan:
This loan will be used?to pay down my debt that I incurred trying to keep business afloat during the last two years.?

My financial situation:
I am a good candidate for this loan because business is beginning to pick up at a great pace.? I am also currently getting nibbles from new business leads that I have been pursuing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$212.62

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	25%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,506	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2ploan-magnifico	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to? pay off a Citi credit card. As of last week my credit score was good (709) but I did try to get?a home equity loan so the scoe my have dropped a bit recently. I have an excellnt payment history and I try to pay more than the min amount due on each of my accounts each month. The reason for the loan is to pay off the Citi card because the interest rate is set to rise from 11% to 29.99% at the end of the month. My home equity loan was denied because I am near my credit limit...which was what the requested loan would have eliminated.

My financial situation:
I am a good candidate for this loan because? I have every intention of paying what I owe but I?can't afford a 29.99% rate and I can't afford to close the acount to keep the original terms since my credit score would suffer either way. It is frustrating that I couldn't get a loan from my bank and I am hopeful that I can find some relief from this site. The card has a high balance because I used it to pay for grad school (MBA) and to pay for ankle surgery that my insurance didn't cover.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1993	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,972	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hopeful-currency	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off expensive loan
Purpose of loan:
This loan will be used to? pay off an expensive loan???

My financial situation:
I am a good candidate for this loan because? I am trying to clean my credit for a chance to purchase a home

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1400 -rent
??Insurance: $ 150
??Car expenses: $ 250
??Utilities: $ 120
??Phone, cable, internet: $ 60
??Food, entertainment: $ 600
??Clothing, household expenses $ 0-200 variable
??Credit cards and other loans: $ 400
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$922.73

Auction yield range:	8.29% - 18.50%	Estimated loss impact:	6.63%
Lender servicing fee:	1.00%	Estimated return:	11.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2003	Debt/Income ratio:	53%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,682	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparency-equation	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small business start-up
Purpose of loan:
This loan will be used to launch my small business. The following is a brief synopsis about my business concept.

Today many Americans face a serious dilemma when choosing what food to buy and where to dine. It is fair to say that when given the opportunity, most individuals would prefer organic produce and pastured meats that were raised on local, independent, and sustainable farms. But in reality, the everyday person will forgo these conscientious options for the cheaper, more convenient alternatives. This dilemma in our food industry has created a market for organic, farm-raised food that is both convenient and affordable for the average American.
Therefore, the concept I am pursuing is a ?gastrotruck? that will serve customers who want a meal that is not only affordable, convenient, and delicious, but also hand-crafted with responsibly sourced ingredients of the highest quality. During the current economic recession, restaurant sales are suffering as consumers seek more affordable dining options. As a result, gourmet hot food trucks are thriving in major cities such as New York, Portland, Austin, and Los Angeles. This growing industry has yet to inevitably make its way to San Diego, California, and I am ready and eager to lead the way with my very own gastrotruck!I personally have more than 7 years of experience in the dining industry and am currently the Assistant General Manager of the most well-renowned farm-to-table restaurant in San Diego. I possess the experience, knowledge, and industry contacts to make this business a success.

My financial situation:
I am an excellent candidate for this loan because I have an impeccable credit history and score. I am a homeowner, I currently have no outstanding debt, and I am proud to say that I have NEVER in my life missed any type of payment or bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$474.99

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1990	Debt/Income ratio:	6%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$761	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	trade-gondola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great borrower needs medical loan
Purpose of loan:
This loan will be used to pay for my wife's?medical?treatments for her heart condition. My wife has a?genetic heart condition?which has worsen over the past several months. She has been getting treated?by doctors that are covered by our insurance, but the treatments and medications that they have been giving her have just been making her worse and worse, until now she needs to have a surgery. Since her condition is genetic, two of her siblings also have gone through what we are going through, both had the surgery done on them by the same specialist, and both are now healthier than ever. My wife and I agree that we would like the same doctor to perform this surgery on her since he has proven to be very successful with both of her siblings. The success of this surgery has a lot to do with the after surgery care, which this facility incorporates a lot of natural and alternative care that has proven to work very well with her two siblings. However, this doctor is not in our insurance network and our insurance refuse to pay for this surgery unless we stay within network. But this surgery is a very big decision for us and I need to trust that we work with a doctor who will not make her worse the way our current doctors have been. So I am seeking this loan so that my wife can have her surgery with the doctor who have successfully treated her siblings.

My financial situation:
I am a good candidate for this loan because I have always been very responsible with all my bills and always pay everything on time, even paying things off early most of the time. I have good stable job with solid income. I have very little debt and our house is paid off so I will definitely be able to afford the monthly payment of this loan. I also have a plan that after the surgery, I will work with a lawyer that I know to get my insurance to pay for some if not all of the cost of this surgery, the way they are supposed to. I have talked to several lawyers and they say I?have a very good chance of winning my case. So if I can get the insurance to pay us back for this surgery, I will use that money to immediately pay this loan off since I like to be debt free. I would greatly appreciate any contribution from the prosper community, you would literally be saving my wife's life, and i will be the most ideal borrower and will make my payment on time every month and will not disappoint you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 34.31%	Starting monthly payment:	$1,087.47

Auction yield range:	17.29% - 30.90%	Estimated loss impact:	36.31%
Lender servicing fee:	1.00%	Estimated return:	-5.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$46,398	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	emphatic-loot1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
for emergency need
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$405.84

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1992	Debt/Income ratio:	32%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	23 / 19	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	29y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,482	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	700-719 (Aug-2009) 720-739 (Jul-2009) 740-759 (May-2009) 660-679 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
My second prosper loan
Purpose of loan:
This loan will be used to pay off credit cards and reduce payments

My financial situation:
I am a good candidate for this loan because ,I have successfully paid my inital prosper loan as well as other expenses I work very hard to maintain my credit rating .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1999	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,182	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mr2003	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	680-699 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Rather Pay You the Interest!
Purpose of loan:
This loan will be used to consolidate higher interest credit card debt.? The credit card debt was accumulated due to moving and selling?my house in Royal Oak, MI at a loss.? I used some 0% credit cards and a Prosper loan (which was paid back in 2007) to eat the loss.

My financial situation:
I am a good candidate for this loan because I pay people back who lend me money.? I already paid back a Prosper loan in 2007 and have never been late or missed a payment on any loan.? I have my degree in accounting from the University of Michigan and my MBA from John Carroll University.

Monthly net income: $ 3,071.64 (after taxes, insurance, 401-K distributions)

Monthly expenses: $ 2,270 ($1,670 if you include the $600 in rent received from downstairs)
??Housing: $ 970 mortgage including taxes & insurance ($370 if you take into account the $600 in rent I get from renting out the bottom half of my duplex)
??Insurance: $ 0 (company car)
??Car expenses: $ 0 (company car)
??Utilities: $?200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 550
??Other expenses: $ 100 (misc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$504.98

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	12%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-bazaar-mole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for product development
Purpose of loan:
This loan will be used to?
I came across a great idea for a product which can be sold B2B - I have filed for a patent with the USPTO and a Copyright. I need seed capital to begin production of my samples. I am determined to make my business work, and a small seed funding amount is precisely what I need to get started.
My financial situation: I earn a consistant paycheck with an established financial firm - monthly income is not an issue for me, and I have zero revolving debts - no credit card amount! I pay all my bills on time and still have nearly $1000 left over for saving each month.
I am a good candidate for this loan because? I have always been extremely careful with my money and very particular about chosing my opportunities - the business project which I am developing is the best opportunity I've created for myself since graduating college. This is my chance to build something significant for my future. I am a good candidate because I have no debts which would prevent me from paying the monthly dues on this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$147.20

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1975	Debt/Income ratio:	12%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$226	Occupation:	Professional
Public records last 12m / 10y:	2/ 5	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-truth-beast	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?complete paying off credit cards?

My financial situation:
I am a good candidate for this loan because?I have paid by debts down over 90% over the last 3 years and trying to?reestablish my credit to the high rating that I enjoyed for 25 plus years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2002	Debt/Income ratio:	13%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,067	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	suave-diversification0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off american express card
Purpose of loan:
The purpose of the loan will be to?pay off an american express credit card and a wells fargo loan?

My financial situation:
I am a good candidate for this loan because I have a steady job in a growing field in which our company is the only company in the state that has control over. We are solar electricians that produce technology to make the planet greener.?I also live with my parents so i have no rent, mortgage or utilities which gives me almost no debt to income besides my few credit car bills
Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 80
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $?70
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	24%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	48y 10m
Amount delinquent:	$0	Revolving credit balance:	$189,125	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bold-brainy-durability	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ADDING PORTFOLIO LIQUIDITY
Purpose of loan:
This loan will be used to?Add liquidity to my portfolio of financial? interests?

My financial situation:
I am a good candidate for this loan because? I have a technical management position in a large aerospace company, and have been employed with this company for over 26 years. I have a seven figure net worth, no bankruptcy or foreclosure history, and consider myself to be a good financial risk for a lender at this low loan level
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,432.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$80.78

Auction yield range:	3.29% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1981	Debt/Income ratio:	36%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$133,373	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momgwen	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$1,116.05	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Help Me Lower My Interest Rate!
Purpose of loan:
This loan will be used to pay off a credit card account that is closed.? I had used the card to pay tuition expenses for my son.? The bank won't negotiate a lower rate.? I just want to get this paid and need a decent rate to get it paid in the time period I have planned.
My financial situation:
I am a good candidate for this loan because I have been with the same company for 21 years and have recently been promoted to a position with a very stable national company.? I have always paid my mortgage and other bills on time.? The majority of my revolving debt includes an unsecured bank loan at 10% that we used for medical expenses for our younger son that was not covered by our insurance.??The money was well spent--he got his life back on track and is entering graduate school in January.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,392	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FutureProfessionals	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for graduate school
Purpose of loan:
My fiancee and I are both in graduate school right now. Our student loans are proving to be not enough to get us by and we need a little extra to pay our monthly expenses.

My financial situation:
I am a good candidate for this loan because even though our only income is our student loans, we will be graduating in December of next year.? After that, we will be making 100K/yr+ combined and will easily be able to pay back the loan in full.? I currently have a low credit score only because we have been relying on credit cards to get by up until now and I have high debt to credit ratio. However, we always pay our bills on time with our student loan money.

Monthly net income: $ 4000 from our combined student loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$507.30

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2004	Debt/Income ratio:	15%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,291	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	credit-dogwood	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
moving expenses
Purpose of loan:
This loan will be used to??

im moving into a new place and i?want to take out a loan for new furnishings and moving expenses...

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$544.36

Auction yield range:	3.29% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1971	Debt/Income ratio:	31%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,687	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	elevated-order8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$114.49

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	79%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,230	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enriched-economy	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: My husband and I am seeking a loan to consolidate?credit card debts and seeking to get a lower rate of interest while we pay this balance off over time. The rates offered by Prosper.com are better than we are currently receiving through?credit cards.

Financial situation: Have approximately $25,000 in credit card debt, $4,000 was?for higher education costs,?emergency travel, and misc. home improvements,?my employer will eventually reimburse us for the higher education part of the balance due.?Our plan is to pay off all credit cards, get a better interest rate and NEVER use those evil little cards again!

Our financial situation:
My husband is?employed by a fortune 100 company?and? I have a good paying job as a medical technician. We own our own home and have lived here for?11 years.

Monthly net income: $6500

Monthly expenses: $
Housing: $ 1450
Insurance: $ 150
Car expenses: $600
Utilities: $?180
Phone, cable, internet: $ 150
Food, entertainment: $?300
Clothing, household expenses $ 200
Credit cards and other loans: $?350
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.35%	Starting borrower rate/APR:	18.35% / 20.56%	Starting monthly payment:	$544.92

Auction yield range:	6.29% - 17.35%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	12.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	50%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,973	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-generosity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Consolidate three high interest credit cardsfor a total of $11,791.29 making budget more affordable-cutting overall interest paid, as well as adding a little money to bank account for future.

My financial situation:
My credit rating speaks for itself, all debts paid on time, everytime-Want to better debt to income ratio by reducing revolving debt. Bills paid first, then entertainment. It is evident our priorities are in line, just trying to take care of past debts incurred at a time in my life where I wasn't so responsible. However, I have never been?late on what was due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$174.04

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1980	Debt/Income ratio:	23%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,432	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	admirable-responsibility7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting control of my debt
Purpose of loan:
This loan will be used to? I've accumulated some credit card debt that I have been trying to pay down but my interest rates keep going up. The two cards with the biggest balance are from HSBC and they will be raising my rates to 29.99% in December. The two balances?are almost $5000. At this rate I'm going to keep buried and I want to get out of debt so I can buy a house next year and get myself stronger financially.
My financial situation:
I am a good candidate for this loan because? I struggled with inconsistent income from my own home based business up until almost 2 years ago where I found full time employment and a steady income. I work in inside sales on a salary basis with additional commission every month. I live a very stable life and the last piece to put in place is ending my debt and building equity.

IMonthly net income: $ 1,722.20 salary plus approximately $600 per month commission ($2372 on average)

Monthly expenses: $ $2240
??Housing: $ 675
??Insurance: $ 76
??Car expenses: $ 350
??Utilities: $ 30
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?420??
?Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$228.97

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	43%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,751	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of
I plan to pay off 2 credit cards and to have some left over for christmas gifts.

My financial situation? Is great all i need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you very much. . I don't know?how??to upload pictures or I would I'm not a computer savvy i just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2001	Debt/Income ratio:	48%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,886	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	mastadk	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to? Pay for college.

My financial situation:
I am a good candidate for this loan because? I have the funds to pay back.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $?600
??Insurance: $ 80
??Car expenses: $?250
??Utilities: $ 60
??Phone, cable, internet: $ 50
??Food, entertainment: $ 120
??Clothing, household expenses $ 30
??Credit cards and other loans: $?100
??Other expenses: $ 20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	17%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$51,367	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	microfunder	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card companies raising rates
While I have excellent credit- the credit card companies are raising my rates anyway- typically due to technicalities- slightly late payments, etc. What they are trying to get away with is ridiculous and will come back to haunt them in the long run in my opinion. So, I like the Prosper concept- it allows average lenders to get better rates than offered by banks and borrowers better rates as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$345.51

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	15%
Credit score:	740-759 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dough-taco	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relisting Repair My Credit
Purpose of loan:
This loan will be used to repair my credit.

My financial situation:
I?would like to repair my credit that was messed up from my first marriage when I decided I wanted a divorce from my ex-wife she opened charge accounts without my knowledge or?permission so currently I'm in the process of getting all the paperwork together looking over my credit report disputing what line of credit I did and didn't open due to the situation at hand I just want to get my credit corrected so I can live and move on with my new wife I'm so glad I found this site so I can hopefully get some help to this situation so that I can tell all my friends and family about Prosper which seems to be a trustworthy company with real pictures of real people who've gotten loans to help fix the situations that come along with living life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$174.04

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	48	Length of status:	5y 6m
Amount delinquent:	$4,042	Revolving credit balance:	$13,725	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	progressive-balance	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate several bills with higher interest rates.?

My financial situation:
I am a good candidate for this loan because I have been employed with the same company for five years, however my call center was purchased from Verizon Wireless with whom I was employed prior to this company for three years.? Verizon Wireless was purchased from Cellular One, and I was employed with Cellular One from 1996 to 2001.? I have been employed for thirteen years without any periods of unemployment.? I also receive 302.00 per month in child support.
Monthly net income: $ 4000
Monthly expenses: $?2598
??Housing: $ 740
??Insurance: $?180
??Car expenses: $ 650
??Utilities: $ 120
??Phone, cable, internet: $ 108
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$527.45

Auction yield range:	8.29% - 20.00%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1975	Debt/Income ratio:	32%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	33 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	95	Length of status:	44y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,487	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	judust	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008) 720-739 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
pay federal tax error & pennalties
Purpose of loan:
This loan will be used to pay the IRS for a 2008 tax error as well as pennalties and interest.? The IRS pennalties are so exhorbinant that I would like to pay them off.

My financial situation:
I am a good candidate for this loan because I have a very small amount of debt.? I have a stellar payment history and very good credit.? I pride myself on taking care of my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$1,016.21

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1990	Debt/Income ratio:	16%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$71,180	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kind-triumphant-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because current and historically excellent credit. I also have a bachelor's degree in accounting and worked at one of the Big 6 (at the time) accounting firm.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1998	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,950	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wealth-auctioneer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To move out of town
Purpose of loan:
This loan will be used to move my family and I out of Tahoe and in to Garden Valley, CA where there are more towns nearby to look for work. The economy is so terrible in Tahoe that we know it would be more beneficial to move to get better jobs and prosper in this terrible time in our economy.

My financial situation:
I am a good candidate for this loan because I am trustworthy and I have a family to raise. They are my reasons to move so that I may help better our living situation. My better half is a local locksmith who is wanting to expand his business else where, where?there will be more work for him.?

Monthly net income: $952 currently thru?CA Unemployment Disability?

Monthly expenses: $
??Housing: $1250?????????
??Insurance: $
??Car expenses: $541.26
??Utilities: $300
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $50
??Credit cards and other loans: $500
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$664.67

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	39%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,013	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hope-gravitas	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment home with rental income
Purpose of loan:
This loan will be used to purchase an investment home.? I look at this economy as great time to take advantage of some amazing investment opportunities!? My sister's husband is a builder that can fix up any home for pennies on the dollar.? I have chosen a home in a great location and already have a family interested in renting the property.? My rental income will more than cover my loan payments each month and will also provide me with a positive cash flow.? I plan on renting the home until the market turns around and then I will sell it and make a descent profit.

My financial situation:
I am a good candidate for this loan because?I have excellent credit, that I would like to keep excellent!? I also have many assets (things that keep making money for you ( :?? , and a back up emergency fund.? I am well prepared to pay off this loan.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2007	Debt/Income ratio:	6%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$541	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	market-genome	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
house repairs
Purpose of loan:
This loan will be used to help us put down and fix up a home
My financial situation:
I am a good candidate for this loan because I always make good of my money and I am?never late on payments?

Monthly net income: $1200

Monthly expenses: $
??Housing: $ 550
??Insurance: $
??Car expenses: $ 350
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 10.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	24%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	1y 2m
Amount delinquent:	$280	Revolving credit balance:	$20,336	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	generosity-juniper	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing book promotion
Purpose of loan:
This loan will be used to? Market children's entertainment company,

My financial situation:
I am a good candidate for this loan because?my credit is good and I will be able to make the payments.

Monthly net income: $ 3000

Monthly expenses: $2210
??Housing: $ 1100
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$231.58

Auction yield range:	3.29% - 6.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	9%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,209	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brightest-precious-asset	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1st loan with Prosper
Purpose of loan:
This loan will be used to reinvest capital back to Prosper, get some credit with the Prosper community and to fund my investment class that I will be taking in December.

My financial situation:
I am a good candidate for this loan because I?carry little debt from credit cards or any revolving accounts and pay my bills on time. I have a stable job and have active 401k and liquid asset invested in equity markets.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1997	Debt/Income ratio:	31%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$822	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unbelievable-integrity	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to get ahead
Purpose of loan:
This loan will be used to get ahead during the off season and during the holidays.?

My financial situation:
I am a good candidate for this loan because I don't have unrealistic debt and my credit score is good.? I work a full time job 40 hours a week and waitress during the busy season in the evenings.? I would likely have this paid back prior to the term agreed upon.

Thank you for taking the time to read this.? I look forward to hearing from someone in the near future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.29%	Starting borrower rate/APR:	5.29% / 7.34%	Starting monthly payment:	$240.81

Auction yield range:	4.29% - 4.29%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2001	Debt/Income ratio:	18%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,364	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-comforter2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Investment
Purpose of loan:
This loan will be used to Personal Investment might be in prosper too. No need for actually at this point of time.

My financial situation:
I am a good candidate for this loan because i have a good salary and good history. I never missed a payment to any lenders.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$115.05

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2005	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,552	Occupation:	Student - Technical...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Kvoe21	Borrower's state:	NewYork	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 97% )	700-719 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	1 ( 3% )	580-599 (Dec-2007) 540-559 (Dec-2006)
Principal balance:	$89.19	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
New garage floor
Hi everyone, I am a new homeowner with excellent credit history. My credit score was lowered due to my obtaining a mortgage. I am way under my budget for everything and making payments on a loan will be of no issue. I have an excellent position in a growing company and moving up fast. The forthcoming completion of my degree will also put me above the rest.

I'm looking for a small loan to fix my garage floor. A few contractors have explained if I don't fix the problem I could suffer even worst structural issues down the road. Attached is a picture of the floor.

I have built up savings however I feel it's most responsible for me as a new home owner to keep this money in my savings for emergencies. This loan will be a top priority and paid off before anything else. My first time home buyers tax credit will be used to pay off this loan. Please consider loaning me these funds as I am a great position financially to handle a loan.

Monthly net income: $2300

Monthly expenses: $
??Housing: $730.00
??Insurance: Parents pay
??Car expenses: $265.00 (3,000 remaining on the loan)
??Utilities: $80
??Phone, cable, internet: $80
??Food, entertainment: $120
? Credit cards and other loans: $20

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1996	Debt/Income ratio:	35%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,252	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	willvallgirl	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$1,322.49	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? roll my loans into one payment. I currently am a year into a Lending Club load that I have had for a year and a small Prosper loan that I have had for almost 2 years with never a missed payment. I would like to consolidate these into one with a little extra that will be used to help my daughter with college costs.

My financial situation:
I am a very good candidate for this loan as I have never missed a payment and I have a good steady paying job. I also do not pay the bills alone, my partner of 20 years also works full time and we split the costs.

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 525
??Insurance: $ 200
??Car expenses: $ 225
??Utilities: $ 130
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans:? $309 to Lending Club and $89 to Prosper (These are the 2 that I would like to consolidate)
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.96%	Starting borrower rate/APR:	32.96% / 35.38%	Starting monthly payment:	$176.36

Auction yield range:	14.29% - 31.96%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1996	Debt/Income ratio:	32%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	24 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$12,087	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	agrahlma	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Jun-2008)
Principal balance:	$1,531.60	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
NEVER Been Delinquent

This is a second attempt (at a lower amount).

I would like to payoff?some high interest credit cards. ?If this loan is funded, I will pay this account via auto debit from my checking account. Rest assured, the monthly payments will be made on time?and the entire balance will most likely be paid-off within a year. Please note that I have never defaulted on a loan, filed BK, been repo'd, had a judgment, or even been 30 days past due. I always pay my bills on time, even if it means that I sacrifice in other areas (vacations, new clothes, dining out, etc).

My financial situation:
Although my credit score may not reflect it, I have never been delinquent (over 30 days) for the past?15 years. My credit score is low as a result of high debt loads on my revolving tradelines. I acquired these debts three years ago when I met and married my current wife. Prior to our marriage, she had accumulated over $50,000 in unsecured debt and school loans. Unfortunately, she was not very credit wise and she basically ignored the calls from her creditors. When I realized the breadth of the situation, I immediately contacted all of her creditors (collection agencies) and began to pay-off her debts. Since I did not have the cash necessary to satisfy her creditors, I was forced to take out personal loans, as well as leverage my own credit cards in order to stabilized her credit. The good news is that she no longer receives calls from collection agencies, and her total outstanding is $14,100, down from $16,000 last July?(I pay $200/mo towards this debt) . The bad news is that I had to leverage my credit ($32,000), in order to keep her out of court. As a result, I am unable to access low interest credit in order to consolidate my high interest debt. With all of that said?she means the world to me and I wouldn't change a thing about her - but I'll just keep-on handling the bills for now?LOL!

Monthly net income ~ 8909
Total Monthly Expenses (all in) ~ 7788
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	35%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,870	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hope-leader2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
Pay off high intrest debt
My financial situation:
I have a full time stable job
Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 1350
??Insurance: $
??Car expenses: $ 250
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $?450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2000	Debt/Income ratio:	19%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$539	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	intelligent-p2p	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need dwn payment for lease/purchase
Purpose of loan:
This loan will be used to place a deposit on a lease-purchase home.

My financial situation:
I am a good candidate for this loan because I have always taken my finances and debt seriously.? This year, my savings were drained and my credit somewhat damaged due to medical bills caused by a car accident I was involved in.? I've worked diligently to straighten out any kinks in my credit history caused by this which can attest to my credit worthiness.? As a result,?at this moment?I don't have the lump-sum needed to lease a property I need to move into in?December.? This loan will be paid on-time, if not early, every month and I will paid off as agreed with no issues.? I am a firm believer in keeping my word as well as my obligations.? Thanks in advance for your time and consideration.

Monthly net income: $2400.00

Monthly expenses: $1085
??Housing: $200
??Insurance: $92
??Car expenses: $248 (only 2 payments left)?
??Utilities: $0
??Phone, cable, internet: $120
??Food, entertainment: $200
??Clothing, household expenses $75
??Credit cards and other loans: $150
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,571	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brainy-market1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High fashion boutique model agency
Purpose of loan:This loan will be used for working capital for my small business: a boutique sized, high fashion model agency.Description: My small business, a boutique sized high fashion model agency, has been growing steadily since late last year. My models have participated in LA Fashion Week and worked for such diverse clients such as Glamour magazine, Elle magazine, Wal-Mart, Wrangler Jeans, and Virgin Mobile. Yet, in order to continue growing, I will need loan assistance.

With a cash injection from a loan, I will be able to put myself on the path to becoming a more viable player in the model agency field in Los Angeles. With the funds, i will be able to afford to market myself in a manner which will reach more potential clients. I will also be able to travel for business, to scout for more models to add to my roster, meet clients in NY, etc. It will allow me to have my webmaster update my website regularly with the latest news and photos of my models, which is vital in order to stay fresh and relevant. It will help with taking care of my yearly LLC fee and tax, thus allowing me to focus my detailed attention to business at hand. My financial situation:I am a good candidate for this loan because ultimately, i am a responsible and dedicated small business owner. I have borrowed from credit cards to fund my small business, therefore i have a higher revolving credit balance. But despite this, i have a good/fair credit rating, and have not been late for any of my payments as i am dedicated to repaying my debt. My top priorities are my dedication to my business, and to the repayment of this loan.To be a viable and long standing player in the LA fashion industry, i believe i have 110% of what it takes...i hope that you believe in me and my business as well! Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	3 / 1	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	44	Length of status:	0y 3m
Amount delinquent:	$600	Revolving credit balance:	$6	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	peaceful-basis0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my last semester
Purpose of loan:
This loan will be used to? pay for my last semester of graduate school.? Because of the current state of the economy and tightened credit criteria I was not able to borrow what I needed from a large bank like Citbank or PNC.? I was able to borrow a Stafford loan for part of the tuition but I still owe $2748.61.? Borrowing this money is important because while I have an outstanding balance with my University, I have no access to my official transcripts.? Without official transcripts, it will be difficult to find a job.? Please contact me if you have any questions.? I would be happy to provide university transcripts (unofficial copies as of 9-09) and/or the American Association of Physicists in Medicine (AAPM) 2008 salary survey as evidence for my employability and earning potential.

My financial situation:
I am a good candidate for this loan because? I will have my Masters degree in medical physics from the University of Pennsylvania in December of this year (2009).? Once I have a job as a medical physicist, my annual salary will very likely be $80,000 to 100,000.? If I cannot immediately obtain employment as a medical physicist, I will seek temporary employment as an HVAC technician, which was my profession before I returned to school in 2005.? The monthly payments on this loan will be easily manageable in either case.

Also, my credit is very nearly flawless.? I have had several revolving credit accounts for several years and never been late once for a monthly payment.? The only "flaw" in my credit history is a fraudulent contract that a martial arts gym illegally opened in my name in June, 2008.? I was told I was signing a bank withdrawal form, but apparently it was an application for a $5,400 line of credit to pay for the classes, not one of which have I ever attended.? If I had the money to sue the company (Performance Equity Partners), several lawyers have said that it would be an easy win.? Lawyer fees, however, are well beyond the fixed budget of a graduate student, and that endeavor will have to wait until I am finished with school.? Please contact me if you have any questions about this matter or any other regarding my ability to pay back this loan.

note:? If you are looking for lender bids from my friends and family...? This will be difficult for me as Pennsylvania, where I have lived since I was 4, does not allow lending, only borrowing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.66%	Starting borrower rate/APR:	13.66% / 15.81%	Starting monthly payment:	$142.85

Auction yield range:	4.29% - 12.66%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	8%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,607	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KarmaBum77	Borrower's state:	Illinois	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay-off & Cancel Cards!
Purpose of loan:
This loan will be used to consolidate higher interest?lines of credit?at a lower rate.

My financial situation: I am an excellent candidate for this loan because I have perfect credit repayment history. I carry a balance on some cards because I work in a business where I get about half my salary at the end of the year. So in the past I have used credit cards to cover interim expenses. But now after the year the credit market has had, and what my card companies have done to me, lowering limits, raising rates, changing terms, I will be canceling all these cards Jan 1st. I would like to pay off some now to lower my payments in the mean time. I realize my bank-card usage %?is high, but that is because they cut my limits in half for no?reason. Thanks for considering me and I give my word this loan will be paid in full.

Monthly net income: $ 6000 (that's without my end-of-year bonus)
I make 200,000 per year but get half of my salary at the end of the year.

Monthly expenses: $
??Housing: $ 1700
??Insurance: $?300
??Car expenses: $ 600
??Utilities: $ 200
??Phone, cable, internet: $ 270
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$99.62

Auction yield range:	8.29% - 24.17%	Estimated loss impact:	7.08%
Lender servicing fee:	1.00%	Estimated return:	17.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,596	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-asset-jubilee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Pay off crdit card and close it
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.99%	Starting borrower rate/APR:	22.99% / 25.27%	Starting monthly payment:	$193.52

Auction yield range:	8.29% - 21.99%	Estimated loss impact:	8.52%
Lender servicing fee:	1.00%	Estimated return:	13.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2002	Debt/Income ratio:	35%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,627	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-asset-wizard	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Debt Consolidation
Purpose of loan:
This loan will be used to? pay down?three credit cards with an interest rates between 16.4% to?19.99%. I own less than 40% of those credit card loans. I am on track of paying off most of my debts, and would love to make a sigle payment with one low interest. I would rather pay 'real' people the interest than an institution who doesn't care about their customer(s).

My financial situation:
Most of my debts were accumulated due to Hurricane Katrina, and job hunting. I graduated with a Master's degree last May and got my current job in July. I have a great job working in the university as a student affairs professional.

Monthly net income: $ 3,200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1994	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	44	Length of status:	6y 6m
Amount delinquent:	$1,870	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jojob8	Borrower's state:	Arkansas	Borrower's group:	Worldpower Investments
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 520-539 (Jun-2008) 520-539 (May-2008)
Principal balance:	$747.68	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan-Great ROI-Auto repairs
Purpose of loan:
I will be using this loan to get my transmission repaired, tuition balance remaining for my Graduate certificate program that I am currently enrolled in, dental work including a crown and two root canals, and I will also pay off my current prosper loan for consolidation purposes.

My Financial Situation:
?I am current on my prosper loan and as of October 30th, I have made my last bankruptcy payment, thank you Jesus!? I have improved my credit score since last year from a 540 to 691 (per Experian's Vontage score).? I have learned how to manage my money and pay my debts off responsibly.? I am just needing a little financial help to get some big items done.? Thank you so much for considering my loan and I will make my payments on time everytime by using the Auto draft feature.? God bless you.
Monthly net income: $ 1400 + $2000 (Husband's income) = $3,400

Monthly expenses:
?$ Housing: $ 430.00
Insurance: $ Automatically deducted from pay check
Car expenses: $ 150.00 (gas; 30 minute commute to work/day)
Utilities: $ 200.00
Phone, cable, internet: $ 55.00
Food, entertainment: $ 150.00
Clothing, household expenses $ 100.00
Credit cards and other loans: $?50.00
Other expenses: $ 140.00 tithes church & $49.76 current prosper loan payment
Total Expenses: $1324.76
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	26%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	8y 1m
Amount delinquent:	$269	Revolving credit balance:	$4,456	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	CPL676	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2009) 680-699 (Aug-2008) 580-599 (May-2007)
Principal balance:	$3,291.69	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
PAY MEDICAL BILLS/BILLS
Purpose of loan: I am currently in desperate need of help. Usually?I am the one helping others that is what I?have dedicated my life to. I am a United States Army Veteran of 6 years serving in Operation Iraqi Freedom, Operation Enduring Freedom, and Operation Noble Eagle. I was honorably discharged twice from active duty and was highly decorated. When I was 18 I started working at the Local Sheriff's Office as a Communications Officer (911 dispatcher), joined the National Guard as a Military Police Officer, and joined the local Fire Department. If funded this loan will assist me in paying off multiple medical bills from a very sick wife that had surgery the beginning of this year and needs another one shortly, a propane bill, and a small credit card.?My credit score is?getting better. I have been working very hard to clean it up, and ensure every financial obligation is taken care of without default. I currently own a new home on a three year land contract and want to do everything I can to ensure my credit stays clean to ensure I get a good rate on my home loan. Every financial obligation will be met on time.

My financial situation: I am a very responsible person with a great understanding of what obligations are. I have a full time secure job with a steady income.

Monthly net income: $ 2000.00

Monthly expenses:????

Housing: $ 300.00???
Insurance: $ 55.00??
Car expenses: $ 269.83??
Utilities: $60.00??
Phone, cable, internet:?$0.00?
Food, entertainment: $ 100.00??
Clothing, household expenses $ 0.00??
Credit cards and other loans: $ 20.00
Other expenses: $ 0.00?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.99%	Starting borrower rate/APR:	30.99% / 33.38%	Starting monthly payment:	$85.99

Auction yield range:	11.29% - 29.99%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	5%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$553	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	0
Screen name:	boiler704	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Work
Purpose of loan:
This loan will be used to?pay for the some dental work that I need done.? I am currently in need of the following dental work:

Root Canal/Crown $1561
Peridonal Scaling $476
Resin-Based composite(filling) $240

The rest of the expenses not covered by the loan will come from out of pocket.

The reason I am hoping to secure a loan via prosper is:

1.) To help me rebuild my credit score.? I had some financial hardships several years ago that caused my credit score to drop below 720 that I have since taken care of and am now looking to get back to where I was before.?
2.) Diversify the types of credit on my credit report.? Currently I only have a student loan and 1 credit card that I pay in full each month reporting to the credit authorities.? Having another type of loan should help improve my score.
3.) Build a history with Prosper so in the future if I need a larger loan I can show potential investors a good track record.

My financial situation:
I am a good candidate for this loan because in addition to my limited fixed expenses I have a Health Care Flexible Spending Account that will reimburse me $1000 once all the paperwork is submitted.? Although the loan period is for 3 years I plan on paying back the loan as quick as possible.

Monthly net income: $ 2,800

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 25
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 90
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300 in Student Loans*
??Other expenses: $

* My Student Loans?are currently in deferment as I am enrolled in Grad School but I am taking advantage of the free interest and paying down on the principle.? However, if for some reason?financial disaster struck?I would not have to make the montly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.01%	Starting borrower rate/APR:	23.01% / 25.29%	Starting monthly payment:	$193.57

Auction yield range:	8.29% - 22.01%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	25%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$45,351	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	martin11	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	11 ( 100% )	680-699 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2009) 700-719 (Apr-2009) 680-699 (May-2008) 720-739 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
paying off my credit card
Purpose of loan:
This loan will be used
pay off a high interest credit card
My financial situation:
I am a good candidate for this loan because?
I dont have any DQs or have had any public records or late payments
I have always paid my bills on time.

house 1975
insurance 115
car 0
gas 200
utilities 150 yr solar
phone 100
food 400
clothing 200
CC 300

I am looking to consolidate 2 bills into one. one is cc (citi) rate 19.5 percent. other is BofA rate 15.9 I owe?roughly 8500 but?would love to pay interest on just one.?
I never missed a payment or late. ?
If I get this loan I am will be paying it off in less than a year. I have received 2 previous loans which I have paid off.

thank you for the bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	30%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$33,746	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	best-trade-awakening	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom Renovation and New Roof
Purpose of loan:
This loan will be used renovate a bathroom in the downstairs of my 6000 sq. ft. chalet-style home in Northern Minnesota.? It will also be used to re-roof this massive A-Frame get away home.? The home has $40,000 of equity currently.

My financial situation:
I am a good candidate for this loan because I am a full-time employee with an impeccable record for repayment of debt.? I also have a $1500/month retirement income from the Navy.? I am responsible and actually make quite a bit more money than shown in my application due to large amounts of overtime in my current job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$200.12

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	57%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$93,120	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-willow	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off a credit card that?my bank increased the interest rate to 27%?

My financial situation:
I am a good candidate for this loan because I am a registered nurse with adequate income and good payment history

Monthly net income: $

Monthly expenses: $
??Housing: $ 1800?
??Insurance: $ 400
??Car expenses: $ 200
??Utilities: $ 250
??Phone, cable, internet: $ 300
??Food, entertainment: $ 200
Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$227.59

Auction yield range:	17.29% - 20.50%	Estimated loss impact:	26.16%
Lender servicing fee:	1.00%	Estimated return:	-5.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	31%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	5y 5m
Amount delinquent:	$72	Revolving credit balance:	$6,030	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	2ndChanceDoinItRight	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008) 520-539 (Mar-2007)
Principal balance:	$3,646.44	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Balance My Budget to get a new home
Purpose of loan:
This loan will be used to?get our?monthly household budget back in check.? I need to pay off my credit cards and?have a monthly reserve equal to one months debt payments (only fixed credit expenses, not household living expenses). in order to purchase a new home.? In Sept 2009 we sold our home after only 21 days on the market.? In order to sell we had to do some repairs and we used our credit cards to do this.? The utility costs in that home were "out of control" costing more than $1000 per month in the winter to heat our home.? We want to buy a new energy efficient home so we can keep our utility costs in check.

My financial situation:
I am a good candidate for this loan because I know what I need to do and have the financial?means to do so.? I grew?up with parents that had?no financial responsibility.? My poor upbringing?started me off in life down the path they?were on.? I have worked very hard to turn that around and this is one of the last steps in starting my financial freedom.?We owe $6000 in credit card debt.? I will recieve a payroll bonus of approximatly $3000 at the end of the month which will all go towards the credit cards.? This prosper loan will pay off the rest and serve as 2% down on our new home.? Once our high interest credit card debts are paid off our credit scores will be back up to where we can get a?GOOD fixed rate on a new mortgage and have no unexpected payments.?

Monthly net income (mine, my husands and rental income): $ 6850

Monthly expenses: $?5558
??Housing (temporary housing until we get a new house): $?850
??Mortgage (on our rental property):? $1060
? Insurance (home, auto and life): $?285
??Car expenses: $ 811
??Utilities: $?165
??Phone, cable, internet: $ 179
??Food, entertainment: $ 1200
??Clothing, household expenses $ 200
??Credit cards, student loans: $ 603
? Current Propser loan:? $205?
??Other expenses: $

Additional Incormation:? This loan will bring the $603 payment down to $227 and will?raise?my credit score?approximately 20 points.? The new home will?be new construction and over the?6 months it will take to build, I will be able to put $1000?per month into savings for emergencies.? This will help in the event that my tenant does not pay her rent or in case she decides not to renew her next lease.? I have pay stubs to verify my income.? Only $850 per month is from the rental income.? I have never made a late payment on my auto loan, prosper loan or student loans.? I have not made a late mortgage or credit card payment in well over 2 years.?

If you have any additional questions please ask!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	37%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	9y 5m
Amount delinquent:	$1,211	Revolving credit balance:	$20,592	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	student757	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$3,240.69	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd Loan - never been late
Purpose of loan:
This loan will be used to? help get back on track in the winter time, own pest control business and we are slow in the winter as you might imagine, i have a previous loan last year which really helped out and has been paid on time for over a year now... all help is appreciated and will be returned.. thank you and happy holidays....

My financial situation:
I am a good candidate for this loan because? i have paid my previous loan on time every month, as will i with this loan...

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $?800
??Insurance: $ company
??Car expenses: $ owned
??Utilities: $ company
??Phone, cable, internet: $ company
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $?600
??Other expenses: $ minimal
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.64%	Starting borrower rate/APR:	23.64% / 25.93%	Starting monthly payment:	$976.10

Auction yield range:	8.29% - 21.64%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	proper-silver	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to fix my home. I've been at that retirement age for quite a while and would like to enjoy my golden years in my current home with a few upgrades.

My financial situation:
I am a good candidate for this loan because I have a wonderful credit history and will always make payment on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1992	Debt/Income ratio:	185%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	19 / 18	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	94	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,497	Occupation:	Professor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rp	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 90% )	640-659 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	2 ( 10% )	680-699 (Aug-2008) 620-639 (Jul-2008) 600-619 (May-2008) 600-619 (Feb-2008)
Principal balance:	$3,868.71	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
consolidation of credit cards
Purpose of loan:
I am looking to consolidate all of my credit cards into one loan.? With this loan I will be able to pay off all of my credit card debt and have it in one loan.? With this loan I will be debt free except for my car loan and my house payment.?

My financial situation:I am in good financial condition.? I pay all my bills ontime.? I have been able to secure my credit report with a rating to a B, from a D from my last loan.? I am an honest and reliable person who wants to just pay off my credit cards so I can become debt free from these and have one loan.

?I am in great financial shape if I get this loan.? I hope that you are able to help me out and fund this loan for me.? I am very reliable, honest, I pay all of my bills on time and no late payments in the past 3 years.? Thank you for helping me out.? Most of my credit card debt came from my wedding on Sept 1st.

The following are the bills that I will pay off with this loan

Discover????????????????300
CapitalOne????????????2700
Chase?????????????????2000
Household????????????2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2004	Debt/Income ratio:	23%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,573	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	durability-spartan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment for a four-plex.
Purpose of loan:
This loan will be used to finance the purchase of a four-plex via a down payment
My financial situation:
Purchase price: $200,000 (four-plex)
Units rent for 625 a month, roughly 2400 total.
Mortgage including taxes will be roughly 1500/month.

This property has the potential for cash flow.? However, I need funds for the down payment.? The rental market in my area is strong, so I should have no problem renting it out.? Also, I will manage the property and do all maintenance myself thus saving costs.? I will have enough cash flow to be able to pay you back on this loan.

Monthly net income: $ 2,000 currently after all expenses have been paid.? I also have over $30,000 is stocks, however I do not want to sell my stocks because then I would be selling at a loss since stocks have taken such a big hit recently.

I also have excellent credit history, and have ALWAYS paid all my bills on time.? Never have I been late on a payment.? Have everything auto-pay so that is not a problem.

Have many years of paying off my bills under my belt.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$106.13

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1996	Debt/Income ratio:	17%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	4y 4m
Amount delinquent:	$84	Revolving credit balance:	$14,920	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	56	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	fund-dreamer6	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan: Debt Consolidation ????
This loan will be used to? to pay off several cards

My financial situation:
I am a good candidate for this loan because? I have a great job and will be receiving my income tax refund in February

Monthly net income: $ 2736

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 137
??Car expenses: $
??Utilities: $ 125
??Phone, cable, internet: $ 225
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.64%	Starting borrower rate/APR:	22.64% / 24.91%	Starting monthly payment:	$963.06

Auction yield range:	8.29% - 21.64%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	39%
Credit score:	840-859 (Nov-2009)	Current / open credit lines:	18 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,365	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparent-loot5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used to?fund inventory and manage monthly cash flow?

My financial situation:
I am a good candidate for this loan because? I have an excellent credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$98.90

Auction yield range:	11.29% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1993	Debt/Income ratio:	10%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,109	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	repayment-monger	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay my credit cards
Purpose of loan:
This loan will be used to?pay my credit cards.

My financial situation:
I am a good candidate for this loan because? I do pay my bills on time.? We? had financial issues a few years ago due to our daughter being ill but since then we have been paying all of our bills on time.? My husband and I both have good jobs and make?decent money.? My husband has been with his employer for 22 years.? I have been with my employer for just over 2 years.? We make approxiamately $100,000 together.? We are responsible, hard working people who are just looking for alittle help.

Monthly net income: $1700-2100 myself and approxiamately $3600 for my husband

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 185
??Car expenses: $?250 for gas, no car payment?
??Utilities: $ 400
??Phone, cable, internet: $?130
??Food, entertainment: $?1000 groceries
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,202	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	glowing-value9	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to cover living expenses for December and January. Specifically, it will be used to pay rent, utilities, food, and gas.

My financial situation:
I am currently in college and plan to graduate in the spring. I do get student loans but, there was a death in my family and it drained our finances. My husband and I do odd jobs for friends and family and have no problems paying the monthly payments for the loan; we just do not make enough to cover our monthly expenses. Financial Aid will be dispersed in January so our living expenses will be payed for after that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1992	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,277	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	reinforced-platinum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Interior painting and new carpet
Purpose of loan:
This loan will be used to?complete some home improvements and reduce some existing debt with higher interest rates.? Our daughters are getting older would love to get their rooms re-decorated.? (painting, carpet, and new bedding)? This would be a wonderful surprise for them with the holidays upcoming.? I would also like to pay off 2 credit cards I currently have.? Both of which have considerably higher interest rates.?

My financial situation:
I am a good candidate for this loan because? I have stable employment history and I have been in my home for almost 10 years.?

Monthly net income: $ 3750.00

Monthly expenses: $
??Housing: $ 650.00
??Insurance: $ 200.00
??Car expenses: $?725.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 125.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1993	Debt/Income ratio:	27%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$78,900	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-neighborly-money	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Dental Work
Purpose of loan:
This loan will be used to? provide unexpected dental work for myself and my daughter

My financial situation:
I am a good candidate for this loan because, I am a retired Air Force member with 22 years of service and am currently a Dept. of the Army of Civilian.? My pay is steady and I need this loan because of this unanticipated expense.????

Monthly net income: $ (household - 10,000.00; personal - 5100.00)

Monthly expenses: $
??Housing: $ 2200
??Insurance: $
??Car expenses: $ 1100
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1992	Debt/Income ratio:	44%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	18y 1m
Amount delinquent:	$481	Revolving credit balance:	$32,408	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	investment-superstar6	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card Debt
Purpose of loan:
This loan will be used to pay down personal credit card debt with high interest.

My financial situation:
I am a good candidate for this loan because I have been employed at the same company for a long period of time and I am trying to be smarter about my debt and work on being debt free.? I am a trustworthy person and want to be debt free.? I am committed to paying off my debt.

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1810.00
??Insurance: $ 160.00
??Car expenses: $ 150.00
??Utilities: $?300.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1050.00
??Other expenses: $ 200.00 (student loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$777.66

Auction yield range:	3.29% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	10%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$497	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	diversification-virtuoso	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
small bussiness
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	17.29% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1976	Debt/Income ratio:	49%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	38	Length of status:	20y 10m
Amount delinquent:	$8,015	Revolving credit balance:	$14,178	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dcorbin350	Borrower's state:	Georgia	Borrower's group:	Greater Atlanta Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 94% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	2 ( 6% )	640-659 (Feb-2008) 640-659 (Jan-2008) 680-699 (Feb-2007) 660-679 (Feb-2007)
Principal balance:	$2,233.70	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
HVAC Cash Flow
I am the Secretary/Treasurer of a Heating and Air Conditioning company on the Southside of Atlanta, Ga. with 8 employees.
We have been in business for?21 years and our market is the service and replacement of residential and light commercial HVAC systems. We are an award winning company, active in the community (Habitat for Humanity) and pride ourselves in outstanding customer service. Over 1000 customers use us for their planned maintenance on their HVAC systems.

However, due to the weather related aspects of our industry, we occasionally need short term monies when we have mild weather as experienced this winter.

Please see our profile for additional information and thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1990	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,356	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Catz_aplenty	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Keep family member from foreclosure
Purpose of loan:
This loan will be used to assist 1) a family member who has gotten behind on her mortgage payments, and 2) another friend who has had power turned off to her residence (with minor children in the home).

My financial situation:
I am a good candidate for this loan because I am very conscientious about my responsibilites.? At the moment, however, I am in the midst of a major remodel project on a (3 unit) rental house I purchased in June 2009, which has zapped me of most all of my personal savings ...which leaves me unable to safely free-up the necessary $$ on my own to take care of these issues.?

Monthly net income: $2400.

Monthly expenses: $?1800.
??Housing: $ 520 (includes escrow for taxes/insurance)
??Insurance: $ 44 (term life)
??Car expenses: $?100 (paid for, insurance, minimal driving)
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$500.29

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	13%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,949	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trustworthy-treasure	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New FINRA/SEC margin rules for biz
I already have a day job as a senior analyst.The investment partnership is for additional income.Established investment partnership needs a loan of $15,000 to counter unexpected brokerage regulatory changes after positions were opened (nothing like changing the rules in the middle of the game).I need the money in our brokerage account by November 30th.I am not going to use the funds for investing or trading.It will be strictly to boost the cash level of the account until my partners can free up some other money or the stock market sells off and my investment increases in value (I am holding several short positions).In August of 2009 FINRA and the SEC passed FIN Reg 09-53.This new regulation requires that brokerage accounts holding certain investments (ETFs) must hold a higher percentage of cash in their accounts.I started opening positions in May of 2009 that would profit when the stock market sold off after its record run up from the March lows.That has not occurred?yet, but it will.My positions are about 15-20% underwater and I would prefer to sit on them to Q2 of 2010 as several of the temporary government stimulus programs start to unwind and the economy continues to sink further.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$393.09

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	30%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,778	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trustworthy-wealth9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping a family member
Purpose of loan:
This loan will be used to help my mother through a financial crisis.

My financial situation:
I am a good candidate for this loan because I have an excellent payment history.? I always pay promptly.? I am rooted in my career of 14 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$181.49

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	15%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	6y 8m
Amount delinquent:	$2,836	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vibrant-listing2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Leadership Venture
Purpose of loan:
This loan will be used to pay for the Wharton Leadership Venture, a once-in-a-lifetime opportunity that I was chosen for to attend in Antarctica. I'm currently working on my Masters degree in Higher Education Management at the University of Pennsylvania, while working full-time in administration at the University of Pennsylvania.

My financial situation: I'm currently raising funds via a website and from friends so that I can pay for this venture. I know that the connections I will earn from this venture will only benefit in my future career.
I am a good candidate for this loan because?I can easily pay back the loan in 36 months through monthly payments, possibly sooner.

Monthly net income: approximately $2888/month

Monthly expenses: $
??Housing: $675/month
??Insurance: $0-automatically taken out of my paycheck
??Car expenses: $0-no car
??Utilities: $0-included in rent
??Phone, cable, internet: $0-included in rent
??Food, entertainment: approx. $400/month
??Clothing, household expenses $0
??Credit cards and other loans: $0-no credit cards or current loans
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.29%	Starting borrower rate/APR:	9.29% / 11.39%	Starting monthly payment:	$319.35

Auction yield range:	8.29% - 8.29%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1995	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	21 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$63,151	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unbelievable-dedication	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? pay off high rate credit card

My financial situation:
I am a good candidate for this loan because? I have never been late on a payment to anyone ever.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 2600????
??Insurance: $ 82????
??Car expenses: $ 0
??Utilities: $ 400????
??Phone, cable, internet: $ 400
??Food, entertainment: $ 600
??Clothing, household expenses $0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$315.26

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1982	Debt/Income ratio:	40%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$22,740	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	indomitable-capital6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clearing Up Plastic
Purpose of loan:
This loan will be used to eliminate a couple of credit cards that have balances for which the issuers have notified us they intend to hike the interest rates in spite of spotless payment history.? I don't mind paying interest, but an arbitrary 20% when I have good credit is not reasonable.

My financial situation:
I am a good candidate for this loan because my wife and I pay our bills, are?established homeowners?and both have long and stable employment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$320.84

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1995	Debt/Income ratio:	27%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$87,158	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bright-bazaar	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need funding to expand business
Purpose of loan:
We are in the process of growing our business which helps people learn how to change themselves for life by understanding why they do some of the things that they do.? Examples of this may be, 'Why am I fat?' ?'Why am I always depressed?'? 'Why do I have low self-esteem?'? Up to this point, we have been concentrating on adults.? What we have found out is that there is a much greater need for this with children and young adults.? This loan will be used to help pay for additional part-time employees as well as?additional marketing to help us start a children's program.??We have already found fantastic candidates for the part-time positions which makes this a perfect time for us to grow the business.? We have taken our time to identify ideal candidates and feel that we are now ready to take our next step.?

My financial situation:
I am a good candidate for this loan because whether in business or personal, I have never defaulted on a loan or even missed making a payment on time.? We plan to be very aggressive growing the next step of the business which will increase revenue quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	11.29% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	31%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	1y 3m
Amount delinquent:	$15,616	Revolving credit balance:	$5,668	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-velocity-human	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying some credit cards
Purpose of loan:
This loan will be used to?
pay some high interest credit cards
My financial situation:
I am a good candidate for this loan because?
i need this to get some credit cards paid
Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 335
??Insurance: $ 65
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$105,777	Occupation:	Realtor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	trustworthy-diversification5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off cc used mhp invest work
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	8.29% - 34.00%	Estimated loss impact:	8.83%
Lender servicing fee:	1.00%	Estimated return:	25.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1988	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	20y 5m
Amount delinquent:	$4,495	Revolving credit balance:	$14,904	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	radiant-vigilance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attny Fees to collect 100K judgment
Purpose of loan:
This loan will be used to pay attorney fees.? I sold?a side business?in June of 2006 with a structured buy-out? to?be paid over a four year time period.? Two years into the agreement, the buyer stopped making payments and hasn't paid me a dime since.? After two years of legal red tape, I have finally been awarded a judgement against the buyer of over $102,000.00.? In order for my attorney to begin the process of collecting on this judgement, I need to pay the remaining legal fees.???

My financial situation:
I am a good candidate for this loan because? Up until two years ago my credit rating was ALWAYS in the high 700's.? Because the buyer of my side business stopped making the payments but still left me with the business debt, my credit score has?been?dramatically effected.? I am a Vice-President of a large insurance agency with multiple locations.? My base salary is $78,000.00 with large year-end bonus potential.

Monthly net income: $ 6,000

Monthly expenses: $ 4,585
??Housing: $ 2,400.00
??Insurance: $ 35.00
??Car expenses: $ 550.00
??Utilities: $ 225.00
??Phone, cable, internet: $125.00
??Food, entertainment: $400.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $600.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1969	Debt/Income ratio:	113%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	25	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,583	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gold-course	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for some debt
Purpose of loan:
This loan will be used to?is to pay off debt and not et in this situation again.

My financial situation:
I am a good candidate for this loan because? i have a steady and stable income i'm not going to get laid off or fired my monthly income is $1936.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	37	Length of status:	7y 9m
Amount delinquent:	$1,084	Revolving credit balance:	$31,985	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-productive-fund	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Affordable Housing
Purpose of loan: This loan will be used to purchase a pre-owned manufactured (mobile) home as an addition to our mobile home community.? We re-sell the home on a rent-to-own contract over a 10 year term, charge monthly lot rent and collect for taxes and interest.

My financial situation: I am a good candidate for this loan because 1) my FICO score is 721, 2) we are owners of the mobile home community, and 3) we are active operators in the on-going operation of the community.

Monthly net income: $ 10,000
Monthly expenses: $8,900
Housing: $ 4,000
Insurance: $ 700
Car expenses: $ 400
Utilities: $ 600
Phone, cable, internet: $ 550
Food, entertainment: $ 650
Clothing, household expenses $ 500
Credit cards and other loans: $ 1,000
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,983	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	penny-doughnut	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
internet expenses and personal
Purpose of loan:
This loan will be used to?institute a marketing plan on the internet to promote my web sites that advertise my products and services.? Provide for travel expenses to?visit potential customers for delivery of?project proposals.??

My financial situation:
I am a good candidate for this loan because? I have been in the software development business for over 25 years and have a reputation for delivering my products and services on time and within budget.? In the past 5 years I have never been late paying any personal or business bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1991	Debt/Income ratio:	59%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,997	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	best-felicity-bauble	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to? to pay off my credit card debit

My financial situation:
I am a good candidate for this loan because? I have seen the error of my ways and I need to bulid up my retirement account.

Monthly net income: $
1566.00
Monthly expenses: $
??Housing: $ 300
??Insurance: $ 72
??Car expenses: $ 60
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 726
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 31.45%	Starting monthly payment:	$41.09

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2000	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	power-cactus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1993	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Retired
Now delinquent:	2	Total credit lines:	33	Length of status:	0y 8m
Amount delinquent:	$120	Revolving credit balance:	$13,342	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	return-exchanger8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas and home repairs
Purpose of loan:
This loan will be used to?
I need to do some minor?repairs on my home, I will also use some of this money to buy Christmas gifts for my family.? I also have a few small payments to catch up on due to my unexpected air conditioner repairs back in September.

My financial situation:
I am a good candidate for this loan because?
I am twice retired, once from the USAF where I spent 22 years, and this last time I choose to retire from the Dallas/Fort Worth International Airport rather than accept the downsizing of the employees.? I also collect a small VA disability pension for a 10% disability.? The pension I get from the VA is small, but it is tax free.

I own my home and have a mortgage on it.

My income is stable and I will receive costs of living increases from the DFW Airport this year, as the minimum amount given for COLA is 3%.

Currently, I collect $2,153.13 from my DFW Airport retirement, $1,879.00 from my USAF retirement, and $123.00 from the VA.???

I will not begin collecting my social security until I reach age 62.

I would like to repay this loan over 36 months, or less, depending on how much the monthly payments are.? I would like price information of life and disability insurance on this loan.

Monthly net income: $

Monthly expenses: $ 4,155.13
??Housing: $ 931
??Insurance: $ 200
??Car expenses: $ 321 + 100 for gas?
??Utilities: $ 150
??Phone, cable, internet: $ 127
??Food, entertainment: $ 300?????
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1976	Debt/Income ratio:	65%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	16 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	10y 3m
Amount delinquent:	$185	Revolving credit balance:	$2,730	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-holly	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to buy a Used car for my Son
Purpose of loan:
The purpose of this loan is for I can buy a good used car for my son who needs it for College. About $3,000 will be used to buy a car. He was not able to get financial aid this year so it was up to me to provide to help him. I know i am a high risk, but i would like to also improve my score with prosper for future use

My financial situation:
I have been Employed by the school's districts transportation for over 11 years.? I also receive? S.S. My son will also help pay for this + My oldest son who has a secured job, monthly income and is willing to help if something goes wrong.

Monthly net income: $
2000
Monthly expenses:

??Car expenses: $ 0
??Utilities: $ 350
??Phone, cable, internet: $170
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1983	Debt/Income ratio:	24%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,270	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	immaculate-vigilance	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
Consolidate Credit card Debt and get back on track

My financial situation:
I am a good candidate for this loan because?
I always Pay My bills on time

Monthly net income: $
7000
Monthly expenses: $
??Housing: $ 1920
??Insurance: $ 90
??Car expenses: $ 680
??Utilities: $?250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $?2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	4y 1m
Amount delinquent:	$902	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sublime-commitment	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills / home improvement
Purpose of loan:
This loan will be used to? pay off my debts and for home improvements.

My financial situation:
I am a good candidate for this loan because? I am trying really hard to pay my bills and get my finances straightened out.

Monthly net income: $ 1480.

Monthly expenses: $
??Housing: $ 575.
??Insurance: $ 200.
??Car expenses: $
??Utilities: $ 200.
??Phone, cable, internet: $ 60.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 100.
??Credit cards and other loans: $ 600.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1994	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	3y 11m
Amount delinquent:	$1,476	Revolving credit balance:	$22,630	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inspiring-loyalty6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get back to even
Purpose of loan:
I will be paying off a few bills that I'm currently only paying minimum fees - and not making much progress.

My financial situation:
I have a stable career and I'm commited to keeping things secure for my family.

Monthly net income: $4500

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 250
??Car expenses: $ 425
??Utilities: $?200
??Phone, cable, internet: $ 90
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2004	Debt/Income ratio:	51%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,338	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-community-colonel	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Production for Shoe Line
I am a designer for a women's shoe line consisting of eccentric, statement footwear. I have had samples created in Los Angeles, CA where the company is based. We are now in the process of recieving press and store orders. We are looking for a loan to begin the production process and aquire inventory. The company is currently working with a factory in Brazil, the loan would be used on materials, start-up production costs, logo tooling, packaging, labor etc.

Aside from designing, I am working full time as a manager of a retail store, which has paid for start up costs of the line. I also do freelance work for a PR company where I get monthly bonuses. I am the perfect candidate for this loan because the prospective stores and clients that have been in contact with the samples have already created a buzz across the industry about the line. Now that the buzz has been created, it is time from production to begin. This loan will essentially launch the success of our line and help us be able to provide inventory to hopeful buyers and press.

Monthly net income: $ 2000
Monthly expenses:

??Food, entertainment: $100.00
??Credit cards and other loans: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	30%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,239	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	transparency-conga	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Loan/Credit C
Purpose of loan:
This loan will be used to?? Pay off My high interest Credit Cards and Loans.? I would like to put them in 1 lump sum.? ?

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time.??I am responsible when it comes to paying my bills.??I have?actually?worked at this job for 4 years and stayed home with my?3 year old daughter?for 2 and decided to come back.? I am a Mary Kay consultant and do make and extra $200 dollars a month with that.? I have been doing this for about a year and I am still?working?this as well.? Not only will this loan help me with consolidating?my bills but, I will also have a little extra to finish fixing up my home.? It needs the windows wrapped the floor in the kitchen done etc.? When I am able to get those done it will allow me to put it on the market and sell it.??

Monthly net income: $?1600.00?????

Monthly expenses: $
??Housing: $?0????????
??Insurance: $?0??
??Car expenses: $ 0????
??Utilities: $?100.00????
??Phone, cable, internet: $ 0
??Food, entertainment: $?400.00??Clothing, household expenses $ 100.00????
??Credit cards and other loans: $?400.00 would like to pay more
??Other expenses: $ 160 (Day Care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1984	Debt/Income ratio:	49%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,320	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-noble-loot	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs on car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$334.75

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1991	Debt/Income ratio:	23%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,283	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	myGodisgood	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,800.00	< mo. late:	6 ( 18% )	500-519 (Dec-2006) 500-519 (Dec-2006) 500-519 (Nov-2006)
Principal balance:	$1,060.05	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
THANKS FOR THE LAST LOAN!!!

I made a promise on the last loan to pay prosper investors first before anything else, and I?have stayed committed?for the past 3 years despite the hard economic times in our nation. Again, I need your help to consolidate some of my credit cards as well as prosper account with a couple of payments left. The credit card companies reduced my credit limit without warnings making it seems like I went over my credit limits.It made me mad; please help me to pay them off. I have an excellent credit history. As for the prosper rating listed on this listing, it is not correct. I contacted prosper, and they are working on correcting the rating.I have a solid job as?a GM for over 7years with the same company. Don?t miss on this rear opportunity to earn extra money from a committed borrower.? I take my credit very seriously; since my last loan with prosper, my credit scores has gone up by over 100 points, and it will continue to get better.God Bless You
Information in the Description is not verified.